Thrivent Variable Insurance Account A

TLIC Variable Insurance Account A

Supplement to Prospectuses dated April 29, 2005

The paragraph titled Telephone Transfers on page 30 is deleted and replaced with the following new Section.

Telephone Transactions

You may perform various transactions over the telephone if we receive proper authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later, if we receive a written request in good order from you.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer Internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

The date of this Supplement is August 15, 2005.

Please include this Supplement with your Prospectus.